Roundhill Weekly T-Bill ETF
Schedule of Investments
March 31, 2026 (Unaudited)

U.S. TREASURY BILLS - 100.0%	Par	Value
3.54%, 04/07/2026 (a)	$12,072,000	$12,064,937
3.57%, 04/14/2026 (a)	12,089,000	12,073,554
3.60%, 04/21/2026 (a)	12,106,000	12,081,992
3.59%, 04/28/2026 (a)	12,126,000	12,093,664
3.60%, 05/05/2026 (a)	12,039,000	11,998,428
3.61%, 05/12/2026 (a)	12,090,000	12,040,768
3.61%, 05/19/2026 (a)	12,283,000	12,224,417
3.62%, 05/26/2026 (a)	12,273,000	12,205,681
3.61%, 06/02/2026 (a)	12,174,000	12,098,914
3.61%, 06/09/2026 (a)	12,265,000	12,180,932
3.62%, 06/16/2026 (a)	12,148,000	12,055,927
3.63%, 06/23/2026 (a)	12,025,000	11,925,329
3.62%, 06/30/2026 (a)	12,057,000	11,948,706
TOTAL U.S. TREASURY BILLS (Cost $156,993,331)		156,993,249

MONEY MARKET FUNDS - 0.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (b)	128,155	128,155
TOTAL MONEY MARKET FUNDS (Cost $128,155)		128,155

TOTAL INVESTMENTS - 100.1% (Cost $157,121,486)		157,121,404
Liabilities in Excess of Other Assets - (0.1)%		(121,456)
TOTAL NET ASSETS - 100.0%		$156,999,948

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of March 31, 2026.
(b)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Weekly T-Bill ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Bills	$–	$156,993,249	$–	$156,993,249
Money Market Funds	128,155	–	–	128,155
Total Investments	$128,155	$156,993,249	$–	$157,121,404

Refer to the Schedule of Investments for further disaggregation of investment categories.